UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2018 (January 10, 2018)

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant
(a)	Previous independent registered public accounting firm

On January 10, 2018, the Audit Committee (the “Audit Committee”) of the Board of Directors of SITO Mobile Ltd. (the “Company”)  dismissed  RBSM LLP (“RBSM”) as independent registered public accounting firm for the Company.

The audit report of RBSM on the consolidated financial statements of the Company as of December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2016, and December 31, 2017 and through the date of dismissal of RBSM, there have been no “disagreements” (as such term is described in Item 304(a)(1)(iv) of Regulation S-K) with RBSM on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RBSM would have caused RBSM to make reference thereto in their reports on the consolidated financial statements for such years.

During the fiscal years ended December 31, 2016 and 2015 and through the date of dismissal of RBSM, none of the” reportable events” described in Item 304(a)(1)(v) of Regulation S-K occurred.

The Company provided RBSM with a copy of the foregoing disclosures and requested that RBSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of RBSM’s letter dated January 12, 2018 is attached as Exhibit 16.1 hereto.

(b)	New independent registered public accounting firm

On January 10, 2018, the Audit Committee completed a competitive process to select the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. As a result of this process, the Audit Committee appointed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

During the Company’s fiscal years ended December 31, 2016, and December 31, 2017 and through January 12, 2018, neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter dated January 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: January 12, 2018	/s/ Mark Del Priore
Name: Mark Del Priore
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated January 12, 2018.